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                                                                   EXHIBIT 99.10


    FINANCIAL STATEMENT OF THE RICHARD E. JACOBS GROUP COMBINED PROPERTIES.

                       INDEX TO FINANCIAL STATEMENT OF THE
                   RICHARD E. JACOBS GROUP COMBINED PROPERTIES

                                                                            Page
                                                                            ----

Independent Auditors' Report................................................   2

Combined Statement of Certain Revenues and Certain Expenses for the
  Nine Months Ended September 30, 2000 (unaudited) and the Year Ended
  December 31, 1999.........................................................   3

Notes to Combined Statement of Certain Revenues and Certain Expenses........   4


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INDEPENDENT AUDITORS' REPORT

To the Owners of The Richard E. Jacobs Group
Combined Properties
Cleveland, Ohio

     We have audited the accompanying combined statement of certain revenues and certain expenses of the Combined Properties (owned by The Richard E. Jacobs Group and listed in Note 1 to the combined statement) for the year ended December 31, 1999. These properties are under common ownership. This combined statement is the responsibility of The Richard E. Jacobs Group's management. Our responsibility is to express an opinion on the combined statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined statement of certain revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K of CBL & Associates Properties, Inc. as a result of the acquisition of the Combined Properties). Material amounts, described in Note 1 to the combined statement of certain revenues and certain expenses, that would not be directly attributable to those resulting from future operations of the acquired properties are excluded, and the combined statement is not intended to be a complete presentation of the acquired properties' revenues and expenses.

     In our opinion, such combined statement presents fairly, in all material respects, the combined certain revenues and certain expenses described in Note 1 to the combined statement of certain revenues and certain expenses for the year ended December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Cleveland, Ohio
August 31, 2000


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             THE COMBINED PROPERTIES OF THE RICHARD E. JACOBS GROUP

COMBINED STATEMENT OF CERTAIN REVENUES AND CERTAIN EXPENSES
NINE MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED) AND
YEAR ENDED DECEMBER 31, 1999

(Dollars in Thousands)
--------------------------------------------------------------------------------

                                                 Nine Months Ended
                                                 September 30, 2000      Year Ended
                                                    (unaudited)       December 31, 1999
                                                 ------------------   -----------------
CERTAIN REVENUES:
  Minimum rents                                       $100,975            $132,955
  Tenant recoveries                                     43,793              59,025
  Percentage rents                                       4,025               9,684
  Other rents                                            1,440               1,794
  Other income                                           1,030               1,006
                                                      --------            --------
Total certain revenues                                 151,263             204,464
                                                      --------            --------

CERTAIN EXPENSES:
Property operating expenses (Notes 3 and 5)             24,342              31,996
Maintenance and repairs                                 12,746              17,326
Real estate taxes                                       12,558              16,630
                                                      --------            --------
Total certain expenses                                  49,646              65,952
                                                      --------            --------

CERTAIN REVENUES IN EXCESS OF CERTAIN EXPENSES        $101,617            $138,512
                                                      ========            ========

See notes to combined statement of certain revenues and certain expenses.


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             THE COMBINED PROPERTIES OF THE RICHARD E. JACOBS GROUP

NOTES TO COMBINED STATEMENT OF CERTAIN REVENUES AND CERTAIN EXPENSES
NINE MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED) AND YEAR ENDED DECEMBER 31,
1999

(Dollars in Thousands)
--------------------------------------------------------------------------------


1. ORGANIZATION AND BASIS OF PRESENTATION

Organization - The Richard E. Jacobs Group ("The Jacobs Group") is divesting its interest in 21 enclosed regional malls (and two associated centers) in a sale to CBL & Associates Properties, Inc. ("CBL"), a self-managed, self-administered, fully-integrated real estate investment trust company.

Basis of Presentation - The accompanying combined statement of certain revenues and certain expenses includes information related to the operations of the 21 malls (and two associated centers) which are the subject of the CBL purchase for the nine months ended September 30, 2000 (unaudited) and the year ended December 31, 1999.

The accompanying combined statement of certain revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, the combined statement is not representative of the actual operations for the periods presented as certain revenues and expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the acquired properties, have been excluded. Revenues excluded consist of interest income and realized gains and losses on marketable securities. Expenses excluded consist of management, leasing, interest, income taxes, depreciation and amortization and other costs not directly attributable to the future operations of the acquired properties.

The properties included in the combined statement and The Jacobs Group's ownership interest in each entity are as follows:

                                                                            The Jacobs Group's %
Entity                                         Property                           Ownership
------                                         --------                     --------------------
Brookfield Square Joint Venture         Brookfield Square Mall                      100.00%
Cary Venture Limited Partnership        Cary Towne Center                            80.00
C.V. Investments                        CherryVale Mall                             100.00
Charleston Joint Venture                Citadel Mall                                100.00
Columbia Joint Venture                  Columbia Mall                                79.00
Eastgate Company                        Eastgate Mall and Crossings (a)              53.85
Madison Joint Venture                   East Towne Mall                              65.00
                                        West Towne Mall and Crossing (a)             65.00
JG Saginaw LLC                          Fashion Square Mall                         100.00
Lexington Joint Venture                 Fayette Mall                                100.00
JG Winston-Salem LLC                    Hanes Mall                                  100.00
Jefferson Mall Company                  Jefferson Mall                               87.25
Kentucky Oaks Mall Company              Kentucky Oaks Mall                           40.00
Midland Venture Limited Partnership     Midland Mall                                 40.00
North Charleston Joint Venture          Northwoods Mall                             100.00
Old Hickory Mall Venture                Old Hickory Mall                            100.00


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
                                                                            The Jacobs Group's %
Entity                                         Property                           Ownership
------                                         --------                     --------------------
Parkdale Mall Associates                Parkdale Mall                               100.00
JG Randolph LLC                         Randolph Mall                               100.00
Racine Joint Venture                    Regency Mall                                100.00
Towne Mall                              Towne Mall                                  100.00
Wausau Joint Venture                    Wausau Center                               100.00



(a) Includes associated centers.

After giving effect to The Jacobs Group's ownership interest in the combined properties, The Jacobs Group's share of Certain Revenues in Excess of Certain Expenses is $87,096 for the nine months ended September 30, 2000 (unaudited) and $118,259 for the year ended December 31, 1999.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition - Minimum rents are recognized on a straight line basis over the terms of the related leases. Percentage rents, which are based upon the level of sales achieved by the lessee, are recognized when the contractual sales levels are achieved. Recoveries from tenants for common area maintenance, real estate taxes, insurance and other shopping center operating expenses are recognized as revenues in the period the applicable costs are incurred.

Property Operating Expenses - Property operating expenses consist primarily of common area maintenance, utilities, insurance, advertising and promotion and other operating expenses.

Concentration of Credit Risk - The combined properties' tenant base includes primarily national and regional retail chains and local retailers and, consequently, the combined properties' credit risk is concentrated in the retail industry.

Use of Estimates - The preparation of the combined statement of certain revenues and certain expenses requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Interim Period - The unaudited combined statement of certain revenues and certain expenses for the nine months ended September 30, 2000 has been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information. In the opinion of management, all adjustments considered necessary for a fair presentation have been included and all of such adjustments were of a normal recurring nature. Operating results for the period from January 1, 2000 to September 30, 2000 are not necessarily indicative of future Operating results.

3. TRANSACTIONS WITH AFFILIATES

Affiliated entities of The Jacobs Group provide accounting, legal, architectural, engineering, tenant coordination and lease administration services to 20 of the 21 combined properties as well as to the two associated centers. Most services are based upon an hourly rate for the actual hours of work performed by employees of the affiliates. Fees included in the combined statement related to agreements with affiliates were $1,634 for the nine months ended September 30, 2000 (unaudited) and $3,031 for the year ended December 31, 1999.


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4. RENTAL INCOME UNDER OPERATING LEASES

As of December 31, 1999, future minimum rental income due on noncancelable operating leases that expire at various dates through 2029 was as follows:

         2000.........................      $112,011
         2001.........................       101,627
         2002.........................        89,636
         2003.........................        78,774
         2004.........................        63,523
         2005 and thereafter..........       234,013
                                           ---------

                                            $679,584
                                           =========

In addition, substantially all of the retail leases include provisions for percentage rent based on sales volume and reimbursements for certain real estate taxes and operating costs.

5. GROUND LEASE COMMITMENTS

Certain of the combined properties lease land under noncancelable leases which expire at various dates through 2022, with options to renew for additional periods. The leases are accounted for as operating leases. Each of these leases requires a base rent and one provides for additional rent based on a percentage of cash flow. For the nine months ended September 30, 2000 (unaudited), the base rent and additional ground rent were $75 and $111, respectively. For the year ended December 31, 1999, the base rent and additional ground rent were $103 and $127, respectively.

The following is a schedule of future minimum rental payments under noncancelable operating leases as of December 31, 1999:

         2000..........................       $  101
         2001..........................          100
         2002..........................          100
         2003..........................          100
         2004..........................          100
         2005 and thereafter...........        1,442
                                             -------
                                              $1,943
                                             =======


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